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USAA TOTAL RETURN STRATEGY FUND
(Fund Shares and Institutional Shares)
SUPPLEMENT DATED AUGUST 20, 2013
TO THE FUND'S PROSPECTUS
DATED JULY 12, 2013

This Supplement updates certain information contained on the cover of the above-dated prospectus for the USAA Total Return Strategy Fund (the Fund). Please review this important information carefully.

The Fund Shares NASDAQ ticker symbol is being revised to correct a typographical error. In addition, the Institutional Shares NASDAQ ticker symbol is being added.

The references to the NASDAQ ticker symbols on the cover page of the Fund's prospectus are hereby removed and replaced with the following:

Fund Shares (USTRX)
Institutional Shares (UTRIX)

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

97874-0813